UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 31, 2020 (December 21, 2020)

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 Delaware
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard
Pasadena	California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)
                         (626) 844-9400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	WMC	New York Stock Exchange

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2020, Western Asset Mortgage Capital Corporation (the “Company”) appointed each of Sean Johnson and Greg Handler as Interim Co-Chief Investment Officer to replace Harris Trifon, the Company’s current Chief Investment Officer, effective as of January 8, 2021. Mr. Johnson currently serves as the Company’s Deputy Chief Investment Officer and Mr. Handler currently serves as the Co-Head of the Mortgage and Consumer Credit team at Western Asset Management Company, LLC, the Company’s external manager (the “Manager”) alongside Mr. Trifon. Following Mr. Trifon’s departure, Mr. Handler will continue as the Manager’s Head of Mortgage and Consumer Credit team.

A press release announcing Messrs. Johnson and Handler’s appointments is attached as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 8.01.       Other Events.

On December 21, 2020, the Company entered into separate, privately negotiated transactions with certain holders of its existing 6.75% Convertible Senior Notes due 2022 (the “2022 Notes”) to repurchase $10 million aggregate principal amount of the 2022 Notes at an approximate 13% discount to par value, plus accrued and unpaid interest (the “Repurchase”). The Repurchase closed on December 23, 2020. Following the Repurchase, the Company has repurchased a total of $25 million in aggregate principal amount of the 2022 Notes in the fourth quarter of 2020.

As of December 31, 2020, the Company has approximately $175 million aggregate principal amount of the 2022 Notes outstanding.

A press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated into Items 5.02 and 8.01 by reference, as applicable.

Item 9.01.       Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press release dated December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ Lisa Meyer
	Name:	Lisa Meyer
	Title:	Chief Financial Officer and Treasurer

Date:  December 31, 2020